Exhibit 99.1

Damon Announces Plan to Resume Trading

Vancouver, BC – May 16, 2025 – Damon Inc. (Nasdaq: DMN) (“Damon” or the “Company”), a designer and developer of electric motorcycles and other personal mobility products that seek to empower the personal mobility sector through innovation, data intelligence and strategic collaborations, today announced that the Company has determined to forego its right to appeal Nasdaq’s delisting determination, to enable the Company’s common shares to begin trading on an alternative market. The Nasdaq staff has informed the Company that its common shares will resume trading on Nasdaq for one trading day, on May 19, 2025, prior to suspending the common shares as of the following trading day. The Company currently expects that its common shares will begin trading on the OTC Pink Current Market maintained by OTC Markets Group, Inc. (“OTC Markets”) beginning on May 20, 2025, in accordance with Rule 15c2-11(f)(1) under the Securities Exchange Act of 1934, as amended.

The OTC Pink Current Market will become the OTCID Basic Market effective as of July 1, 2025. The OTCID Basic Market is for companies that meet a minimal current information standard and provide management certification, without the qualitative standards of the OTCQX Best Market and OTCQB Venture Market (“OTCQB”). As a SEC reporting company, the Company satisfies and exceeds the minimal current information standard of the OTCID. The Company will continue to pursue its application to trade on the OTCQB, though no assurance can be provided that the Company will be able to satisfy the criteria for trading on the OTCQB or that the staff of OTC Markets will approve the Company’s application to trade on the OTCQB.

About Damon

Damon Inc. is a designer and developer of personal mobility products and technology solutions that integrate AI-driven safety systems, smart electrification, and user-driven design to revolutionize sustainable transportation. Operating across four potential revenue verticals - Data Intelligence & Services, Engineering Services, Personal Mobility Products, and Special Projects – Damon believes it is positioned to capture a significant share of the $40B global electric two-wheeler market by 20301. The Company distinguishes itself through its integrated ecosystem approach, combining advanced data analytics, engineering expertise, and seeking to establish strategic partnerships with OEMs and Tier 1 suppliers. Damon emphasizes accessible mobility solutions while leveraging its proprietary AI-driven safety systems and intelligent energy management technology to deliver superior performance and operational efficiency in the urban and business mobility space. For more information, please visit damon.com.

1 Source McKinsey Report on Micromobility (2022)

Investor Relations Contact:

HaydenIR, James Carbonara

646.755.7412

James@haydenir.com

FORWARD LOOKING STATEMENTS

This press release contains forward-looking information or forward-looking statements under applicable Canadian and U.S. securities laws (collectively, "forward-looking statements") that reflect current expectations and projections of Damon about its future development. When used in this press release, forward-looking statements can be identified by the use of words such as "may," or by such words as "will," "intend," "believe," "estimate," "consider," "expect," "anticipate," and "objective" and similar expressions or variations of such words. Forward-looking statements are, by their nature, not guarantees of Damon's future operational or financial performance and are subject to risks and uncertainties and other factors that could cause Damon's actual results, performance, prospects, or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. No representation or warranty is intended with respect to anticipated future results, or that estimates, or projections will be sustained.

In developing the forward-looking statements in this press release, we have applied several material assumptions, including the general business and economic conditions of the industries and countries in which Damon operates, and general market conditions. Many risks, uncertainties, and other factors could cause the actual results of Damon to differ materially from the results, performance, achievements, or developments expressed or implied by such forward-looking statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, our history of losses, our ability to implement our growth strategy and achieve profitability, our limited operating history with recent acquisitions, our ability to obtain adequate financing as needed, our ability to continue as a going concern, our status as a foreign private issuer, impact of our expected delisting from Nasdaq, our ability to trade on an over-the-counter market maintained by OTC Markets Group, Inc., customer demand for or acceptance of our products and services, the impact of competitive or alternative products, technologies, and pricing, emerging competition and rapidly advancing technology that may outpace our own, our ability to manufacture or distribute products and secure strategic supply and manufacturing arrangements, our ability to protect our intellectual property, impact of any changes in existing or future regulatory and tax regimes applying to our business, our ability to successfully consummate strategic transactions and integrate companies or technologies we acquire, our ability to attract and retain management and employees with specialized knowledge and technical skills, our ability to develop and maintain effective internal controls, general economic conditions and events and the impact they may have on us and our customers, including but not limited to increases in inflation rates and rates of interest, supply chain challenges, increased costs for materials and labor, cybersecurity threats, and conflicts such as those in Russia/Ukraine and Israel/Hamas, our success at managing the risks involved in the foregoing items, and other risk factors discussed in our periodic and current reports and registration statements filed with the U.S. Securities and Exchange Commission and the British Columbia Securities Commission.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the press release or as of the date otherwise specifically indicated herein. Due to risks and uncertainties, events may differ materially from current expectations. Damon disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required pursuant to applicable securities law.  All forward-looking statements contained in the press release are expressly qualified in their entirety by this cautionary statement.

SOURCE DAMON Inc.